Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790


                            THE GAMCO WESTWOOD FUNDS

                           GAMCO Westwood Equity Fund
                          GAMCO Westwood Balanced Fund
                       GAMCO Westwood SmallCap Equity Fund
                       GAMCO Westwood Mighty Mites SM Fund
                           GAMCO Westwood Income Fund
               GAMCO Westwood Intermediate Bond Fund (the "Funds")

  Supplement dated April 6, 2009, to the Statement of Additional Information of
                       the Funds' dated January 21, 2009

INVESTMENT ADVISORY AND OTHER SERVICES

The second sentence in the first paragraph under the heading "Investment Adviser and Sub-Adviser" of this section should be revised to read as follows:

"The Adviser is a registered investment adviser and an affiliate of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE."

The following paragraphs should be inserted directly after the first paragraph under the same heading in this section.

"On March 20, 2009, GBL completed its plan to distribute to its shareholders all of the shares of class B common stock of the Adviser that GBL owned (the "spin-off"). GBL also distributed all of the class A common stock of the Adviser that GBL owned to a holder of its convertible promissory notes. GBL believes that the value of the Adviser can be increased more effectively as a separate company, and that the spin-off will also enable the Adviser to sharpen its focus on core operations. Before the spin-off, Mario J. Gabelli was deemed to control the Adviser. After the spin-off, Mr. Gabelli will continue to be the controlling shareholder of the Adviser. Accordingly, the spin-off did not result in a change of control of the Adviser that would require approval by the shareholders of the Funds pursuant to the 1940 Act.

Concurrently with the completion of the spin-off, GBL entered into agreements with the Adviser to, among other things, define their ongoing relationship following the spin-off. In particular, GBL entered into a Transitional Administrative and Management Services Agreement (the "Administrative Agreement") with the Adviser whereby GBL will provide the Adviser with a variety of services for a period of time following the spin-off. These services will include: (1) senior executive functions and strategic planning and general corporate management services; (2) mutual fund administration services; (3) treasury services; (4) operational and general administrative assistance including office space, office equipment, administrative personnel, payroll, and procurement services as needed; (5) accounting and related financial services;
(6) legal, regulatory and compliance advice, including the services of a Chief Compliance Officer; and (7) various human resources functions. In providing the services pursuant to the Administrative Agreement, certain individuals may be

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dually  employed  by  both  GBL  and  the  Adviser.  In  such  instances,  these individuals will receive no compensation from the Adviser for performing specific duties on its behalf. For providing services under the Administration Agreement (other than mutual fund administration services), and in accordance with the terms of a separate Service Mark and Licensing Agreement, GBL will be compensated by the Adviser at the rate of $45,000 per quarter, or $180,000 per year. For providing mutual fund administration services to the Adviser under the Administration Agreement, GBL will receive, on a monthly basis, an amount equal to 20 basis points of the average net assets managed by the Funds.

As a result of the spin-off, certain portfolio managers of the Funds are dually employed by both GBL and the Adviser. These individuals will continue to be compensated for managing their Funds as described below in the section entitled "Portfolio Managers," however, they will also receive compensation as employees of GBL for services rendered to GBL unrelated to the management of their Funds."

PORTFOLIO MANAGERS

All references to the "parent company" in this section should be changed to "affiliate" as a result of the spin-off described above.

Under the heading "Compensation Structure for Mario J. Gabelli," in this section, the reference to the Income Fund should be deleted as Mr. Gabelli receives incentive based compensation only for managing the Mighty Mites Fund.

Mighty Mites is a service mark of GAMCO Investors, Inc. GAMCO is a licensed mark of GAMCO Investors, Inc.